Risk Management and Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2016
Risk Management And Fair Value Measurements [Abstract]
Summary of Fair Value of Long Lived Assets Held and Used
Vessel	Significant Other Observable Inputs (Level 2)	Impairment Loss charged against Vessels, net	Impairment Loss charged against Deferred charges, net	Vessel Impairment Charge
Northsea Alpha	$8,000	$1,769	$292	$2,061
Northsea Beta	8,000	1,623	314	1,937
TOTAL	$16,000	$3,392	$606	$3,998